SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant:                                        [X]
Filed by a Party other than the Registrant:                 [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss.240.14a-12

                             PACIFIC CAPITAL BANCORP
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             PACIFIC CAPITAL BANCORP
            --------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies.

     2)   Aggregate number of securities to which transaction applies.

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                            PACIFIC CAPITAL BANCORP
                            To Be Held May 18, 1999

TO THE SHAREHOLDERS OF PACIFIC CAPITAL BANCORP:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, an annual Meeting of Shareholders (the "Meeting") of Pacific Capital Bancorp (formerly Santa Barbara Bancorp) (the "Company") will be held at the Lobero Theater, 33 East Canon Perdido, Santa Barbara, California, on Tuesday, May 18, 1999, at 2:00 P.M., for the purpose of considering and voting on the following matters:

     1. Election of Directors. Electing twelve (12) persons to the Board of Directors to serve until the 2000 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are: Donald M. Anderson, Edward E. Birch, Richard M. Davis, Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Kathy J. Odell, William H. Pope, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;
     2. Fair Price protection. Readoption of Article FOURTH of the Company's Articles of Incorporation which provides that shareholders of the Company will receive fair and equitable treatment in the event of certain business combinations;
     3. Increase Authorized Common Stock. Amendment of Article THIRD of the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to sixty million (60,000,000) shares.
     4. Authorize Preferred Stock. Amendment of Article THIRD of the Company's Articles of Incorporation to authorize one million (1,000,000) shares of undesignated Preferred Stock;
     5. Selection of Auditors. To vote upon a recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1999 calendar year; and
     6. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

The Board of Directors has fixed the close of business on April 6, 1999 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

     "Section 3.6 Nomination of Directors.

          3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

          3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                    A.   The name and address of each proposed nominee;
                    B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;
                    C.   The principal occupation of each proposed nominee;
                    D. The name and residence address of the nominating share-holder; and
                    E. The number of shares of capital stock of the Corpora-tion owned by the nominating shareholder.

          3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

          3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

You are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated proxy, or by voting in person at the Meeting.

                                              By Order of the Board of Directors



                                              ----------------------------------
                                              Donald M. Anderson
                                              Chairman of the Board

Dated:  April ___, 1999

                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                             PACIFIC CAPITAL BANCORP

                             200 E. Carrillo Street

                             Santa Barbara, CA 93101



                             To Be Held May 18, 1999



                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pacific Capital Bancorp (formerly Santa Barbara Bancorp) (the "Company"), to be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, 93101, at 2:00 P.M. on Tuesday, May 18, 1999, and at all adjournments thereof.

It is expected that this proxy statement and accompanying Notice and form of proxy will be mailed to shareholders on or about April ___, 1999.

     The matters to be considered and voted upon at the Meeting will include:

     1. Election of Directors. Electing twelve (12) persons to the Board of Directors to serve until the 2000 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are: Donald M. Anderson, Edward E. Birch, Richard M. Davis, Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Kathy J. Odell, William H. Pope, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;
     2. Fair Price protection. Readoption of Article FOURTH of the Company's Articles of Incorporation which provides that shareholders of the Company will receive fair and equitable treatment in the event of certain business combinations;
     3. Increase Authorized Common Stock. Amendment of Article THIRD of the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to sixty million (60,000,000) shares.
     4. Authorize Preferred Stock. Amendment of Article THIRD of the Company's Articles of Incorporation to authorize one million (1,000,000) shares of undesignated Preferred Stock;
     5. Selection of Auditors. To vote upon a recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1999 calendar year; and
     6. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.


                             REVOCABILITY OF PROXIES

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, (a) by filing with the Secretary of the Company an instrument revoking it, or (b) by executing a proxy bearing a later date, or (c) by attending the Meeting and voting in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy-holders, in accordance with the instructions on the proxy.

In addition, a holder of the Company's Common Stock who previously signed and returned a proxy and who elects to attend the Meeting and vote in person may withdraw his or her proxy at any time before it is exercised by giving notice of such revocation to the Secretary of the Company at the Meeting. Shareholders whose shares of the Company's Common Stock are not registered in their own name will need additional documentation from the record holder of such shares to vote personally at the Meeting. All written notices of revocation and other communications with respect to revocation of the Company's proxies should be addressed to Pacific Capital Bancorp, P.O. Box 1119, Santa Barbara, California, 93102-1119, Attention: Jay D. Smith, Corporate Secretary.



                         PERSONS MAKING THE SOLICITATION

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. The proxy materials will first be sent or given to shareholders on or about April ___, 1999.


                     QUORUM VOTING AND REVOCATION OF PROXIES

There were issued and outstanding __________ shares of the Company's common stock on April 6, 1999. April 6, 1999 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date").

Each share of the Company's Common Stock is entitled to one vote, in person or by proxy, on each matter to be voted upon at the Meeting. Since the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve the matters to be considered at the Meeting (other than Proposal 1, Election of Directors), non-voting shares and abstentions will have the effect of a vote "against" such matters. Directors shall be elected by a plurality of the votes cast. In addition, brokers who hold shares of the Company's Common Stock in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers with respect to the matters to be considered and voted upon at the Meeting without specific instructions from such customers. The failure of such customers to provide specific instructions with respect to their shares of the Company's Common Stock to their broker (so-called "broker non-votes") will have the effect of a vote "against" such matters.

The presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the Meeting will constitute a quorum for the purpose of transacting business at the meeting.

If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on a signed, dated and returned proxy, it will be voted at the discretion of the proxy holders on any matter described in this proxy statement. The proxy also grants the proxy holders authority to vote as they deem appropriate, in their sole discretion, on such other business as may properly come before the Meeting or any adjournments thereof.

IF NO  INSTRUCTION  IS SPECIFIED  WITH REGARD TO A MATTER TO BE ACTED UPON,  THE
SHARES   REPRESENTED  BY  THE  PROXY  WILL  BE  VOTED  IN  ACCORDANCE  WITH  THE
RECOMMENDATIONS OF MANAGEMENT.



                        ELECTION OF DIRECTORS OF COMPANY

                                  (Proposal 1)

The By-laws of the Company provide that the number of Directors shall not be less than nine (9) nor more than seventeen (17) until changed by an amendment to the Articles of Incorporation or the By-laws duly adopted by the Company's shareholders. The By-laws further provide that the exact number of Directors shall be fixed from time-to-time within the stated range by a by-law, by-law amendment, or resolution adopted by the Company's shareholders or Board of Directors. At its February 26, 1999 meeting, the Board of Directors amended the By-laws to decrease the exact number of Directors from fifteen (15) to twelve
(12). Under California law, the existing Directors remain in office until the end of their term as Directors and the amendment to decrease the authorized number of Directors is effective with respect to the election of Directors at the Meeting. Therefore, the shareholders will elect twelve (12) Directors at the Meeting.

The Directors adopted the amendment in the interest of improving the operation of the Board of Directors. The amendment was unanimously approved by all Directors. Messrs. Barranco, Cox, Guntermann and Ms. Trescher have agreed not to stand for re-election as Directors. They will continue to serve as Directors of Santa Barbara Bank & Trust. Neither the amendment nor the decision of either of Messrs. Barranco, Cox, Guntermann or Ms. Trescher was prompted by any dispute among any of the Directors with respect to the management of the Company or any other matter.

At the Meeting, twelve (12) Directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. At the special meeting of the shareholders held on December 15, 1998, a majority of the shareholders voted to amend the Articles of Incorporation of the Company to eliminate cumulative voting for the election of directors.

A shareholder may withhold authority for the proxy holders to vote for any or all of the nominees identified below by so indicating on the enclosed proxy. Further, a shareholder may withhold authority for the proxy holders to vote for an individual nominee by striking through the nominee's name on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as Directors of the Company. Should any shareholder vote for a nominee not identified below and who was properly nominated, the proxy holders will vote such shareholder's shares in accordance with his or her wishes. If any of the nominees identified below should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute at the Meeting (or any adjournment thereof), or alternatively, a substitute may be designated by the present Board of Directors to fill the resulting vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all of the proxies received by them in such a manner as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

None of the Directors or Executive Officers of the Company or its subsidiaries, Santa Barbara Bank & Trust ("SBBT") or First National Bank of Central California ("FNBCC"), was selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with Directors or officers acting solely in their capacities as such). There are no family relationships between any of the Directors and Executive Officers, and except as noted below, none serve as Directors of any company which has a class of securities registered under or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.


Directors and Nominees

The following table sets forth as to each of the persons nominated for election as a Director of the Company, such person's age, such person's principal occupations during the past five years, and the period during which such person has served as a Director of the Company. All of the nominees except D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Kathy J. Odell and William H. Pope, were elected as Directors of the Company at the 1998 Annual Meeting of the Company's shareholders. Messrs. Horton, Knopf, Larson and Pope were appointed Directors at the December 15, 1998 Special Meeting of the Board of Directors.

                                Director                  Background, Business Experience, and
    Director               Age   Since                       Position with the Company/Bank
    --------               ---  --------                  ------------------------------------

Donald M. Anderson         71    1971     Chairman of the Board of the Company and Vice Chairman of SBBT.
                                          Mr. Anderson joined SBBT in October, 1969, as Vice President and
                                          Commercial Lending Officer.  He was elected President, CEO and director in 1971 and served in those capacities until elected
                                          Chairman of the Board in February, 1989.  He has served on numerous charitable, civic and banking organizations.

Edward E. Birch            60    1983     Dr. Birch was Vice Chancellor of the University of California at Santa
                                          Barbara from 1976 until his retirement in 1993.  He is currently
                                          Executive Vice President for Westmont College in Santa Barbara,
                                          California.  He has been involved in a number of civic and community organizations, including the Cancer Foundation of Santa Barbara,
                                          Goleta Valley Community Hospital, the Santa Barbara Industry
                                          Education Council, and the Santa Barbara Chamber of Commerce.  Dr.
                                          Birch is Chairman of the Corporate
                                          Governance/Nominating/Compensation Committee of the Company.

Richard M. Davis           64    1984     Mr. Davis is a retired business executive.  He is a past Chairman of the
                                          Board of Directors of Santa Barbara Cottage Hospital, a past Chairman of the Santa Barbara Chamber of Commerce, and a past Chairman of the Board of United Way of Santa Barbara.

Dale E. Hanst              67    1983     Mr. Hanst is a retired attorney.  He was of counsel to the law firm of
                                          Reicker, Clough, Pfau & Pyle, LLP and was formerly a senior partner in the law firm of Schramm & Raddue, having started with the firm in
                                          1960.  He was President of the State Bar of California in 1984 and
                                          served on the California Commission on Judicial Performance from
                                          1984 to 1988.  Mr. Hanst is a past President of the Santa Barbara
                                          Zoological Society.

                                       4

D. Vernon Horton           59    1998     Mr. Horton is Vice Chairman of the Board of the Company and Chief
                                          Executive Officer and a director of First National Bank of Central
                                          California.  He was Chairman of the Board and Chief Executive Officer
                                          of the former Pacific Capital Bancorp.  His banking career commenced in 1964 with Valley National Bank, Salinas.  He served that bank in various capacities including lending, operations, and business development and in 1979 was appointed Chief Executive Officer and a member of the Board of Directors.  In August of 1981, he was appointed President of Valley National Bank.  He resigned all positions with Valley National Bank on December 31, 1983, to join First
                                          National Bank of Central California.  He serves as a director of Cherry's
                                          Jubilee and the California Rodeo Association.  Mr. Horton was
                                          appointed to the Board of the Company in December, 1998 following the merger.

Roger C. Knopf             58    1998     Mr. Knopf is the President of Knopf Construction, Inc., a general building construction company located in Morgan Hill since 1976.  He was a director of the former Pacific Capital Bancorp and South Valley
                                          National Bank and is currently a director of First National Bank of
                                          Central California.  Mr. Knopf attended San Jose State University.  He is a past President of the Santa Clara County Landowners Association
                                          and the Morgan Hill Rotary Club.  He has served on many County of
                                          Santa Clara, City of Morgan Hill, and Morgan Hill Unified School
                                          District committees.  He is presently Chairman of the Board of San Jose
                                          Medical Center and is a director of San Benito Land Title Company and the Morgan Hill Rotary Endowment Fund.  Mr. Knopf was Morgan Hill
                                          Citizen of the Year in 1989.  Mr. Knopf was appointed to the Board of the Company in December, 1998 following the merger.

Clayton C. Larson          52   1998      Mr. Larson is Vice Chairman of the Board of the Company and
                                          President, Chief Administrative Officer and a director of First National
                                          Bank of Central California.  He was President and a director of the former Pacific Capital Bancorp. Mr. Larson's banking career commenced in 1972 when he joined Valley National Bank.  During his tenure with Valley National Bank, he attained the position of Senior
                                          Vice  President/Branch   Administrator and in 1981  became a director of that
                                          bank.   He  serves  on  the  Board  of Trustees of the Monterey  Institute of
                                          International    Studies,    Community Hospital of the Monterey Peninsula and
                                          the   California    State   University Monterey Bay Foundation  Board.  He is
                                          President   of   the   Coalition   for Research  in  Education  (CORE),   and
                                          serves  on  the  Advisory  Boards  for Leadership Monterey  Peninsula,  Legal
                                          Services  for Seniors and the Monterey Peninsula Chamber of Commerce.

Kathy J. Odell             53             Ms. Odell is the Chief Operating Officer of Karl Storz Imaging, Inc.,
                                          which she co-founded in 1985 as Medical Concepts, Inc.  She is also
                                          President of Karl Storz Veterinary Endoscopy and a director of both corporations.  She is currently Chairman of the Santa Barbara Region
                                          Economic Community Project and serves on the boards of the Santa
                                          Barbara Chamber of Commerce, Santa Barbara Industrial Association.
                                          and is a member of the Advisory Council of the College of Engineering,
                                          University of California at Santa Barbara.  She was appointed to the
                                          Board of Santa Barbara Bank & Trust in June of 1998.

                                       5

William H. Pope            71    1998     William H. Pope is a retired certified public accountant.  He was a director of the former Pacific Capital Bancorp and is currently a director of First National Bank of Central California.  In 1960, Mr. Pope was
                                          instrumental in the formation of the firm of Kasavan and Pope, of which he was the senior partner, which now has offices in Salinas and
                                          Monterey.  He holds memberships in the American Institute of Certified
                                          Public Accountants as well as the California Society of CPAs.  Mr.
                                          Pope was appointed to the Board of the Company in December, 1998 following the merger.

Harry B. Powell            70   1989      Mr. Powell is a retired businessman residing in Carpinteria.  He is a past President of Rexall Clubs International, the Carpinteria Business
                                          Association and the Carpinteria Unified School District.

David W. Spainhour         67   1974      Mr. Spainhour is President and Chief Executive Officer of the Company
                                          and Chairman of the Board of SBBT.  Mr. Spainhour joined SBBT in 1966 as Controller.  He became Cashier in 1969, Senior Vice President in 1972, was elected to the Board of Directors in 1974, was named Executive Vice
                                          President in 1980, and elected President in February, 1989.  He served as
                                          President and CEO of SBBT until December, 1995.  Mr. Spainhour serves on the boards of the Santa Barbara Industry Education Council, Channel City Club,
                                          Covenant Benevolent Institutions, Westmont College, and United Way of Santa
                                          Barbara.

William S. Thomas, Jr.     55   1995      Mr. Thomas is the Vice Chairman and Chief Operating Officer of the
                                          Company and President and Chief Executive Officer of SBBT.  Mr. Thomas
                                          joined SBBT in 1994 as Manager of the Trust and Investment Services Division.
                                          Prior to coming to SBBT, Mr. Thomas was an Executive Vice President of Bank
                                          of America and Manager of the Financial Institutions Group from 1992 to 1994.
                                          Prior to that time he spent sixteen years with Security Pacific National Bank in various capacities until its merger with Bank of America.  His last position with Security Pacific was Executive Vice President and Manager, Financial
                                          Institutions.  He is a member of the Board of Directors of the Santa
                                          Barbara  Chamber  of  Commerce,  Santa Barbara Symphony, Santa Barbara Museum
                                          of Art,  C.A.L.M,  Los Padres Council, Boy  Scouts  of  America  and El Adobe
                                          Corporation.

Committees of the Board of Directors

The Company had a standing Nominating Committee and Audit Committee during 1998. During 1998 the Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was composed of Messrs. Birch, Hanst, Guntermann, and Powell. The Committee met six (6) times in 1998. The Committee does not consider shareholder nominations for Director's positions.

     Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

     "Section 3.6 Nomination of Directors.

          3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

          3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

          A.   The name and address of each proposed nominee;

          B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

          C.   The principal occupation of each proposed nominee;

          D.   The name and residence address of the nominating shareholder; and

          E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

          3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

          3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to Section 603 of the California Corporations Code."

The Audit Committees of the Company, SBBT and FNBCC provide for suitable annual examinations of each branch office and administrative division of the banks. The Committees are responsible for reporting the results of the examinations and the adequacy of internal controls and procedures to the Board. The Audit Committees are also responsible for recommending to the Board any changes in doing business or corrective actions necessary for the soundness of the banks and the Company. The members of the Audit Committee of the Company during 1998 were Anthony Guntermann, Chairman, Frank Barranco, Edward Birch, Terrill F. Cox, Richard M. Davis, Dale E. Hanst, Harry B. Powell and Susan Trescher. The Audit Committee of the Company met nine (9) times during 1998.

The members of the Company's Compensation and Stock Option Committee during 1998 were Dale E. Hanst, Anthony Guntermann, Richard M. Davis, and Harry B. Powell. They met seven (7) times during 1998 to determine what the Company's salary philosophy should be, set the objectives of the Company's Salary Administration Program, approve exempt salary ranges, determine Senior Officers' salaries and perform the function of overseer to ensure that the objectives of the Salary Administration Program were being met. The Committee also administers the Company's stock option plans.

The full Board of Directors met twelve (12) times during 1998. No Director attended fewer than 75 percent of the total number of meetings of the Board and of the committees of which he or she is a member.

Executive Officers

Except for Messrs. Anderson, Horton, Larson, Spainhour and Thomas, the following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company or its subsidiaries, SBBT or FNBCC, such person's age, such person's principal occupations during the past five years, such person's current position with the Company and the Bank, and the period during which the person has served in such position. Each of the Executive Officers named herein serves at the pleasure of the Board. The information for Messrs. Anderson, Horton, Larson, Spainhour and Thomas is provided on pages 4, 5 and 6 of this proxy statement.

Officer                  Age   Position and Principal Occupations During the Past Five Years
-------                  ---   -------------------------------------------------------------

David A. Abts            55    Currently serves as Executive Vice President and Chief Information Officer of the
                               Company and Executive Vice President of SBBT.  From March, 1997 to January,
                               1999 he was Executive Vice President of the Company and Executive Vice
                               President MIS/Operations and Retail Banking for SBBT.  From July, 1989 to
                               March, 1997 he was Senior Vice President of MIS/Operations for SBBT.

Donald E. Barry          59    Currently serves as Executive Vice President of the Company and Executive Vice
                               President and Manager of both Wholesale and Retail Banking of SBBT, which includes the Trust & Investment Division.  From July, 1995 when Mr. Barry joined the Bank, until January, 1999, he served as Executive Vice President of the
                               Company and Executive Vice President and Manager of the Wholesale Banking
                               Division.  Before joining the Company, he was a Regional Vice President of Chase
                               Manhattan Bank in charge of private banking from February, 1993 to July, 1995.

Donald E. Lafler          52   Currently serves as Senior Vice President  and  Chief  Financial  Officer  of the
                               Company and SBBT.  From 1987 to 1995 he served as Vice President and Principal  Accounting  Officer of SBBT.

Perry N. Ritenour         54   Currently  serves as Director of Risk  Management  for the Company.  Mr.  Ritenour
                               joined   SBBT  in  May,   1995  as  Senior   Vice President, Senior Credit Administrator.  Prior to
                               that,  he worked  for City  National  Bank in Los Angeles for 3 years as a Senior Vice President in credit and as the  General  Manager of the bank's international division.

Jay D. Smith             58    Currently serves as Senior Vice President, General Counsel and Corporate
                               Secretary of the Company and SBBT.  He has served as Legal Counsel of the SBBT since July, 1979.

Catherine R. Steinke     45    Currently  serves as a Senior Vice President  and  Director  of the Human  Resources
                               Division of SBBT. She has served in this position since March, 1993.

Kent M. Vining           51    Currently serves as Senior Vice President and Strategic Planning Officer of the
                               Company and the SBBT.  He served as Chief Financial Officer of SBBT from April
                               1980 until July 1, 1995.


Common Stock Ownership of Directors, Executive Officers and Certain Principal Shareholders

The following table sets forth information concerning the beneficial ownership of the Company's common stock as of March 11, 1998, by each Director, by each Named Officer (as defined on page 10), by the Directors and Executive Officers as a group, and by beneficial owners of more than 5 percent of the Company's outstanding common stock.

                                                                                Number of
                                                                                Shares and
                                                                                Nature of                 Percent
                                                                                Beneficial                of
                                                                                Ownership (1)             Class (2)

         Beneficial Owner
         Santa Barbara Bank & Trust, Trustee of the Pacific Capital Bancorp     1,505,109                 6.22%
         Employee Stock Ownership Trust
         820 State Street
         Santa Barbara, CA 93101

         Directors

         Donald M. Anderson                                                     537,960 (3)               2.22%

         Edward E. Birch                                                         48,190 (4)               0.20%

         Richard M. Davis                                                        46,711 (5)               0.19%

         Dale E. Hanst                                                          112,241 (6)               0.46%

         D. Vernon Horton                                                       192,423 (7)               0.79%

         Roger C. Knopf                                                         247,361 (8)               1.02%

         Clayton C. Larson                                                      212,588 (9)               0.88%

         Kathy J. Odell                                                               0 (10)              -0-

         William H. Pope                                                         59,518 (11)              0.25%

         Harry B. Powell                                                         36,247 (12)              0.15%

         David W. Spainhour                                                     461,998 (13)              1.91%

         William S. Thomas, Jr.                                                 113,714 (14)              0.47%

         Named Officers

         David A. Abts                                                           87,562 (15)              0.36%

         Donald E. Barry                                                         41,790 (16)              0.17%

         John J. McGrath (Retired on March 2, 1999)                             148,847 (17)              0.61%

         All Directors and Executive Officers as a Group (18 individuals)     2,686,873 (18)             11.10%

(1) Includes all shares beneficially owned, whether directly or indirectly, together with known associates. Also includes any shares owned, whether jointly or as community property, with a spouse and shares allocated to Named Officers under the Company's Employee Stock Ownership Plan ("ESOP"). Also includes any stock acquirable by exercise of stock options exercisable within 60 days following March 11, 1999. All share data are stated as of March 11, 1999.
(2) Percentages are stated to include exercisable stock options accounted for in the column listing "Number of Shares and Nature of Beneficial Ownership." See Footnote (1) above.

                                       9

(3)  Includes 21,830 shares acquirable by exercise of exercisable stock options.
(4)  Includes 18,102 shares acquirable by exercise of exercisable stock options.
(5)  Includes 2,000 shares acquirable by exercise of exercisable stock options.
(6)  Includes 36,895 shares acquirable by exercise of exercisable stock options.
(7)  Includes 32,001 shares acquirable by exercise of exercisable stock options.
(8)  Includes 20,317 shares acquirable by exercise of exercisable stock options.
(9)  Includes 32,001 shares acquirable by exercise of exercisable stock options.
(10) Includes -0- shares acquirable by exercise of exercisable stock options.
(11) Includes -0- shares acquirable by exercise of exercisable stock options.
(12) Includes 7,050 shares acquirable by exercise of exercisable stock options.
(13) Includes 14,759 shares acquirable by exercise of exercisable stock options.
(14) Includes 103,600 shares acquirable by exercise of exercisable stock options.
(15) Includes 87,562 shares acquirable by exercise of exercisable stock options.
(16) Includes 41,790 shares acquirable by exercise of exercisable stock options.
(17) Includes 148,847 shares acquirable by exercise of exercisable stock options.
(18) Includes 447,246 shares acquirable by exercise of exercisable stock options. Actual share ownership as of March 11, 1999, by the Directors and Executive Officers was 2,209,627.

                                       EXECUTIVE COMPENSATION

Executive Officers of the Company did not receive any compensation from the Company but derived all of their compensation as executive officers of SBBT in 1998. Shown below is information concerning the annual and long-term compensation for services in all capacities to SBBT for the fiscal years ended December 31, 1998, 1997, and 1996, of those persons who were, as of December 31, 1998, (i) the Chief Executive Officer and (ii) the other four most highly compensated Executive Officers of SBBT (the "Named Officers").

                                                  Summary Compensation Table
                                                      Annual Compensation                    Awards
                                           -----------------------------------------         ------
                                                                               Other       Securities
                                                                              Annual       Underlying            All Other
                                                    Salary    Bonus (1)  Compensation (2) Options  (3)        Compensation (4)
Name and Principal Position                Year   (Dollars)   (Dollars)      (Dollars)      (Number)             (Dollars)
---------------------------                ----   ---------   ---------      ---------      --------             ---------

David W. Spainhour                         1998      191,984    100,000      520,432         18,429               46,703
    President and CEO of the               1997      190,896     75,000      265,605         32,560               44,105
    Company and Chairman of                1996      190,182        -0-      344,725         45,670               41,101
    the Board of SBBT

                                       10

William S. Thomas, Jr.                     1998      290,013    175,000       98,834           -0-                55,208
    Vice Chairman and Chief                1997      243,353    125,000       68,623         30,000               20,931
    Operating Officer of the               1996      247,469        -0-        2,938         60,000               20,769
    Company and President and
    Chief Executive Officer of
    SBBT

David A. Abts                              1998      149,172     90,000      322,347           -0-                21,892
    Executive Vice President of the        1997      144,704     75,000      264,828         27,918               25,917
    Company and SBBT                       1996      137,067      8,000      331,842         34,280               25,054


Donald E. Barry                            1998      148,339     90,000      402,322           -0-                15,173
    Executive Vice President of the        1997      138,338     83,000        2,250         20,000               20,723
    Company and SBBT                       1996      163,000        -0-       12,500         20,000               10,734


John J. McGrath                            1998      127,028     65,000      679,708         17,352               40,980
    Senior Vice President of the           1997      128,365     65,000      555,977         26,400               39,902
    Company and Director of the            1996      120,000        -0-      179,905         17,964               34,370
    Risk Management Division of
    SBBT

(1) Amounts in this column represent bonuses awarded by the Company's Compensation Committee upon evaluation of performance during fiscal years 1997, 1996 and 1995, respectively, but paid during fiscal years 1998, 1997 and 1996, respectively. Please refer to the Report of the Compensation Committee on page 17 for additional information.
(2) Other Annual Compensation consists of insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers for fiscal year 1998, 1997 and 1996. The amount stated for David W. Spainhour, William S. Thomas, Jr., David A. Abts, Donald E. Barry and John
      J. McGrath in 1998 includes 517,829, 96,000, 320,467, 399,874 and 677,088, respectively, received in the form of the difference between the price paid for stock of the Company purchased upon exercise of employee stock options and the fair market value of such stock at the date of purchase.
(3)   Please see the table on pages __ and __ for a detailed explanation.
(4) This column includes the amount of ESOP cash contributions and dividends paid on ESOP shares allocated to the Named Officers, term life insurance premiums, amounts contributed by the Company on behalf of the Named Officers to the Company's Incentive & Investment and Salary Savings Plan which is a defined contribution profit sharing plan including a 401(k) savings feature, and the 401(k) matching contribution. Under this Plan, the Company makes discretionary contributions which are allocated among Plan participants ratably based on participants' relative compensation levels. During the Company's last fiscal year, discretionary contributions were made to the Plan on behalf of the Named Officers in the amounts stated in the following Table entitled "I & I Discretionary Contributions". Under the

                                       11

     401(k) savings feature of the Plan during 1998, the Company matched $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation. During the last fiscal year, the Company made matching contributions on behalf of the Named Officers totaling $35,962, in the respective amounts set forth in the following Table entitled "401(k) Matching Contributions".

                        I & I Discretionary Contributions
       David W. Spainhour..........................................     $    -0-
       William S. Thomas, Jr.......................................     $    -0-
       David A. Abts...............................................     $    -0-
       Donald E. Barry.............................................     $    -0-
       John J. McGrath.............................................     $    -0-

                          401(k) Matching Contributions
       David W. Spainhour..........................................     $  7,200
       William S. Thomas, Jr.......................................     $  7,200
       David A. Abts...............................................     $  7,200
       Donald E. Barry ............................................     $  7,200
       John J. McGrath.............................................     $  7,162

     All Other Compensation also includes contributions, if any, made by the Company on behalf of the Named Officers under the Company's Employee Stock Ownership Plan ("ESOP"). During the last fiscal year, the Company made contributions to the ESOP totaling $35,442 on behalf of the Named Officers.

                                   ESOP Cash Contributions and Dividends
      David W. Spainhour...........................................     $ 38,640
      William S. Thomas, Jr........................................     $  7,762
      David A. Abts................................................     $ 14,446
      Donald E. Barry .............................................     $  7,571
      John J. McGrath..............................................     $ 30,602

     The specific number of shares allocated to the participant accounts of each Named Officer for the last fiscal year of the Company from forfeitures are as follows:

                                           ESOP Share Allocations
                                                                             Number of                    Total
                                                                        Shares Allocated            Shares Allocated
                   Named Officers                                          During 1998               As of 12/31/98
                   --------------                                          -----------               --------------

              David W. Spainhour..........................                     307                     52,027
              William S. Thomas, Jr.......................                     295                      1,399
              David A. Abts...............................                     298                     12,358
              Donald E. Barry ............................                     294                      1,085
              John J. McGrath.............................                     303                     38,847

     The dollar value of these shares allocated to the Named Officers' accounts during 1998 are represented in the table "ESOP Cash Contributions and Dividends" above, and are included in the above Summary Compensation Table.

     All Other Compensation also includes the dollar value of any premiums paid by the Company during its last fiscal year with respect to term life insurance for the benefit of the Named Officers. During the last fiscal year, the dollar value of such premiums paid on behalf of the Named Officers was as follows:

                                        Term Life Insurance Premiums
              David W. Spainhour...................................     $    863
              William S. Thomas, Jr................................     $    246
              David A. Abts........................................     $    246
              Donald E. Barry .....................................     $    402
              John J. McGrath......................................     $  3,216

The Company also maintains for the benefit of the Named Officers and other "key" employees, its Key Employee Retiree Health Plan, which was adopted by the Company effective December 29, 1992. This Plan is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, no amounts were paid by the Company during the last fiscal year for coverage for any Named Officers, nor were any amounts contributed to the Plan during the last fiscal year. The Company also maintains a similar program for all of its other employees.

Option Grants

Shown below is information on grants of stock options to the Named Officers pursuant to the Company's various employee stock option plans during the fiscal year ended December 31, 1998, which are reflected in the Summary Compensation Table on page __ as long-term compensation awards.

                                                                   Option Grants in Last Fiscal Year
                                              --------------------------------------------------------------------------
                                                 Number of
                                                Securities        Percent of
                                                Underlying       Total Options
                                                  Options         Granted to      Exercise                    Grant Date
                                                Granted in       Employees in       Price       Expiration      Present
     Name                                     Fiscal 1998(1)      Fiscal 1998    (per share)       Date        Value (2)
     ----                                     --------------     -------------   -----------      ------      ----------

David W. Spainhour..........................     18,429 *            8.05%        $ 28.00         06/12/99    $   -0-
William S. Thomas, Jr.......................       None               -0-%        $   -0-           -         $   -0-
David A. Abts   ............................       None               -0-%        $   -0-           -         $   -0-
Donald E. Barry.............................       None               -0-%        $   -0-           -         $   -0-
John J. McGrath.............................     17,352 *            7.59%        $ 24.50         02/27/99    $   -0-


*reload grants

(1) Options granted under the Company's Stock Option Plan and Restricted Stock Option Plan are administered by the Company's Stock Option Committee and the Board of Directors. All of the above options granted during 1998 were

                                       13

      pursuant to the Restricted Stock Option Plan and, except for reload options, contained the following terms in addition to those terms set forth above: (a) they vest over a period of five years at the rate of 20% per year; and (b) until March 24, 1998, options granted under the Restricted Stock Option Plan were subject to the restrictions that the shares issued could not be transferred without the approval of the Committee for five years following the option grant or two years following the exercise of the option, whichever was later. The Plan was amended as of March 24, 1998 to remove this restriction. A "reload" option is granted when someone exercises a stock option by tendering stock already owned. The number of shares granted is equal to the number of shares tendered in payment of the option exercise price and the exercise price is the fair market value of the Company's stock as of the date the shares are tendered. Reload options vest and first become exercisable one (1) year following grant. There are also certain restrictions on reload options which are described in the Company's stock option plans. All of the options granted to the Named Officers in 1998 were reload options.

(2) Values are based on a binomial pricing model adapted for use in valuing executive stock options. The actual value, if any, a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, and there is no assurance that the value realized by a Named Officer will be at or near the value estimated by the binomial model. The estimated values under this model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The above calculations for the present value of the options are based on the expected term of 4 years, a risk-free rate of return ranging from 4.35% to 5.64%, an annual dividend yield ranging from 2.09% to 3.00%, and stock price volatility of 18.22%.





Option Exercises and Fiscal Year-end Values

Shown below is information with respect to the unexercised options to purchase the Company's common stock granted to the Named Officers in fiscal 1998 and prior years under the Company's Stock Option Plan and Restricted Stock Option Plan and held by them at December 31, 1998.



               Aggregate Option Exercises Last Fiscal Year and Fiscal Year-End Option Values

                                                                Number of Securities
                                                               Underlying Unexercised            Value of Unexercised
                                    Options Exercised              Options Held At             In-the-Money Options at
                                 During Fiscal Year 1998          December 31, 1998              December 31, 1998(1)
                                -------------------------        -------------------             --------------------
                                   Shares
                                  Acquired       Value
                                 on Exercise  Realized(1)

         Name                     (Number)     (Dollars)     Exercisable    Unexercisable     Exercisable     Unexercisable
         ----                     --------     ---------     -----------    -------------     -----------     -------------

David W. Spainhour..............   36,922     $517,829          14,759          34,429     $   72,301           $112,124
William S. Thomas, Jr...........    6,000     $ 96,000          91,600          48,000     $1,347,502           $554,705
David A. Abts...................   20,446     $320,467          25,225          20,000     $  230,612           $175,124
Donald E. Barry.................   25,000     $399,874           7,000          23,000     $   71,125           $225,874
John J. McGrath.................   45,974     $677,088          14,400          30,352     $   69,431           $124,533

                                       14

   (1) The value realized from options exercised during Fiscal Year 1998 and the value of unexercised in-the-money options at December 31, 1998 are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on third-party transactions reported to the Company ($25.75 per share at year end), and the exercise price of the options as of the exercise date or as of year-end, respectively.


Executive Employment Contracts

The Company has adopted a Management Retention Plan (the "Retention Plan") which provides for the payment of severance compensation to certain executive officers of the Company and the Bank if the executive's employment is terminated following a "Change in control" (as defined below). the Retention Plan was approved by disinterested members of the Boards of Directors of the Company during 1998.

In order for an executive to receive benefits under the Retention Plan, the executive must be terminated involuntarily without cause or be constructively terminated within 24 months following the Change in Control.

A "Change in Control" will be deemed to have occurred in any of the following circumstances:

         (1) the acquisition of 35% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

         (2) a change in the composition of the Board during the following 24 months such that those persons serving as directors immediately prior to the event and those new directors elected by a vote of at least a majority of such directors do not constitute at least a majority of the directors of the Company;

         (3) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which (a) the shareholders of the Company own immediately following such an event at least 51% of the voting securities of the surviving corporation; (b) the directors of the Company immediately prior to the event constitute at least two-thirds of the directors of the surviving corporation; and (c) no person other than the Company, any employee benefit plan of the Company and certain other existing shareholders, benefici-ally owns 35% or more of the outstanding voting securities of the surviving corporation; or

         (4) the complete liquidation of the Company, or the sale of all or substantially all of the Company's or the Bank's assets.

A constructive termination is deemed to have occurred if (a) the executive resigns following (i) a 25% or greater reduction in the executive's annual compensation (base salary plus bonus), (ii) a material reduction in the executive's responsibilities, (iii) a relocation by more than 35 miles of the principal place at which the executive works, (iv) a material reduction in the executive's kind or level of employee benefits, (v) without the executive's written consent, the termination of the executive's status as a member of the Senior Leadership Team of the Company, (b) any purported termination of the executive by the Company which is not effected for Cause or as a result of the executive's death or disability, or (c) the failure of the surviving corporation in any merger or reorganization with the Company to assume the Retention Plan.

The amount of severance benefits payable to an executive is an amount equal to a specified percentage of the executive's average annual compensation. The severance percentage varies from 200% of the average annual compensation for the Chairman of the Board of the Company and four other executives to 100% of the average annual compensation for executives in Grade 18, 19 or T6 of the Company or the Bank. As of the date of this statement, a total of forty-four (44) executives are eligible to participate in the Retention Plan. An executive's average annual compensation generally is an amount equal to the average of the executive's annual cash salary and bonuses and commissions payable for each of the three (3) full fiscal years ended immediately prior to the termination of the executive's employment.

If the severance payments otherwise payable under the Retention Plan would trigger "golden parachute" tax treatment pursuant to Section 280(g) and/or
Section 4999 of the Internal Revenue Code, the executive may elect to either (a) have the amount of the severance payment reduced to an amount such that no portion of the payment is subject to such tax treatment or (b) receive the entire amount of the severance payment and pay the applicable tax. If the executive elects to receive the entire amount of the severance payment and such payment triggers golden parachute tax treatment, the Company will not be entitled to deduct for federal income tax purposes the amount of the payment which constitutes an excess parachute payment, which amount generally three (3) times the executive's average annual compensation.

In addition, the Key Employee Retiree Health Plan does provide for the continuation of benefits under certain circumstances following a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

The Company's Compensation Committee during 1998 was composed of four of the Bank's "outside" Directors: Dale E. Hanst, Chairman, Anthony Guntermann, Richard
M. Davis and Harry B. Powell. None of these Directors has ever been employed by the Company in any position, other than as a Director. Mr. Hanst was Of Counsel to Reicker, Clough, Pfau & Pyle, LLP which serves as outside corporate and litigation counsel to the Company and the Bank before his retirement.

No Executive Officer of the Company had any interlocking relationship with any other for-profit entity during the last fiscal year, including (a) serving on the compensation committee of any other such entity, or (b) serving as a Director of any other such entity.

Extent of Participation in the Company's Stock Plans

As of December 31, 1998, the following number of employees/directors of the Company and/or SBBT or FNBCC were eligible to participate and were participating in each of the stock plans of the Company:

                                                                  Number            Number
           Plan                                                  Eligible        Participating
           ----                                                  --------        -------------
       Employee Stock Ownership Plan........................        988              988
       1983 Stock Option Plan...............................          4                4
       1992 Restricted Stock Option Plan....................        247              126
       1985 Directors Stock Option Plan.....................          2                2
       1996 Directors Stock Option Plan.....................         11                7

           Old PCB Plan
           -------------

       1984 Employee Stock Option Plan......................         24               14
       1994 Employee Stock Option Plan......................         69               29
       1991 Directors Stock Option Plan.....................         17               17

Securities Subject to Option Plans

The following tables set forth information, as of December 31, 1998 (as adjusted to reflect subsequent stock splits and stock dividends), regarding options under the various employee and Director stock option plans of the Company:

                                              1983 Stock Option Plan

       Issuance           Number of Shares          Number of Shares
     (Exclusive of         Issued Pursuant             Subject to             Weighted Average         Range of
      Outstanding          to Exercises of             Outstanding             Exercise Price         Expiration
       Options)                Options                   Options                  Per Share              Dates
     -------------        ----------------          ----------------          ----------------        ----------
          -0-                  2,402,019                 13,196                   $   6.48             06/01/99
                                                                                                      to 07/01/99

                                              1984 Stock Option Plan

       Issuance           Number of Shares          Number of Shares
     (Exclusive of         Issued Pursuant             Subject to             Weighted Average         Range of
      Outstanding          to Exercises of             Outstanding             Exercise Price         Expiration
       Options)                Options                   Options                  Per Share              Dates
      -----------         ----------------          ----------------          ----------------        ----------
          -0-                   463,229                  13,423                   $   7.20             12/19/99
                                                                                                      to 12/14/03

                                                 1991 Option Plan

       Issuance           Number of Shares          Number of Shares
     (Exclusive of         Issued Pursuant             Subject to             Weighted Average         Range of
      Outstanding          to Exercises of             Outstanding              Exercise Price        Expiration
       Options)                Options                   Options                  Per Share              Dates
     -------------        ----------------          ----------------          ----------------        ----------
        231,542                 95,235                   81,630                   $   6.79            03/01/2002
                                                                                                     to 03/01/2002

                                         1992 Restricted Stock Option Plan

       Issuance           Number of Shares          Number of Shares
     (Exclusive of         Issued Pursuant             Subject to             Weighted Average         Range of
      Outstanding          to Exercises of             Outstanding              Exercise Price        Expiration
       Options)                Options                   Options                  Per Share              Dates
     -------------        ----------------          ----------------          -----------------       ----------
        533,602               1,179,629                  886,769                  $  16.18             03/14/99
                                                                                                      to 07/01/07

                                         1985 Directors Stock Option Plan

       Issuance           Number of Shares          Number of Shares
     (Exclusive of         Issued Pursuant             Subject to             Weighted Average         Range of
      Outstanding          to Exercises of             Outstanding              Exercise Price        Expiration
       Options)                Options                   Options                  Per Share              Dates
     -------------        ----------------          ----------------          ----------------        ----------
          -0-                   620,467                  20,592                   $   8.66             04/20/99
                                                                                                      to 07/03/00

                                       17

                                         1994 Directors Stock Option Plan

       Issuance           Number of Shares          Number of Shares
     (Exclusive of         Issued Pursuant             Subject to             Weighted Average         Range of
      Outstanding          to Exercises of             Outstanding              Exercise Price        Expiration
       Options)                Options                   Options                  Per Share              Dates
     -------------        ----------------          ----------------          ----------------        ----------
        342,354                352,687                   455,087                  $  13.75             09/27/04
                                                                                                      to 11/09/08

                                         1996 Directors Stock Option Plan

       Issuance           Number of Shares          Number of Shares
     (Exclusive of         Issued Pursuant             Subject to             Weighted Average         Range of
      Outstanding          to Exercises of             Outstanding              Exercise Price        Expiration
       Options)                Options                   Options                  Per Share              Dates
     -------------        ----------------          ----------------          ----------------        ----------
        114,039                41,244                    144,717                  $  18.45             06/20/01
                                                                                                      to 09/11/03

Compensation of Directors

The Company has a policy of paying non-employee Directors an annual retainer of $6,000 plus $500 per Board meeting attended and $250 per committee meeting attended, except for the Executive Committee and the Loan Policy and Review Committee. Each outside Director who is a member of the Executive Committee is paid $1,000 per month and each member of the Loan Policy and Review Committee is paid $400 per meeting. Total Directors' fees paid in 1998 were $216,400.00.

Report of Compensation Committee on Executive Compensation

The Compensation Committee of the Bank is composed of the undersigned independent outside Directors. The Committee meets after the end of each year to review the performance of the Bank's Chief Executive Officer and its other Executive Officers, including those named in the Summary Compensation Table set forth above, during the just-completed calendar year and to make recommendations to the Board on executive salaries for the ensuing year and bonuses for the past year. The Committee met in January, 1998 to make its compensation recommendations for calendar year 1998 and to recommend bonuses for the Bank's Executive Officers based on performance in 1997. The Committee makes this report to the Shareholders so that they may be fully informed as to the factors utilized by the Committee in making its recommendations to the Board of Directors concerning compensation levels for the Bank's senior executives for calendar year 1998 and bonus awards for 1997. The discretionary components of executive compensation (excluding those benefits which are generally available to all employees, such as ESOP contributions, insurance, etc.) are salary, bonus and stock options.

In considering salary levels of the Chief Executive Officer and other Executive Officers, the Committee's recommendations, while subjective, are intended to be competitive within the industry to ensure retention of the Bank's high quality Executive Officers, and to maintain the "team approach" to management of the Bank. In making these recommendations, the Committee considers the compensation levels of peer group companies (which are other California independent community banks) through reference to information available in the industry such as the State Department of Financial Institutions' Executive Officer Compensation Survey, the Survey of Executive Compensation of California Independent Banks and other relevant surveys prepared by industry consultants.

Other components of executive compensation are the bonuses which are awarded to the Bank's Executive Officers. The bonus recommendations of the Committee are based upon performance against individual goals as well as the Bank's overall performance for the period in question as measured by its profitability and its capital levels. In addition, the Bank's performance relative to the industry in terms of returns on assets and equity is an important factor. The Committee also considers the Bank's problem asset levels, its loan production, the quality of its asset-liability management and its regulatory compliance. The overall value of the Bank and shareholder equity levels are also important factors considered by the Committee in making its recommendations. The importance of the Bank's performance in the setting of bonus and compensation levels is highlighted by considering the Bank's performance and executive officers' bonuses paid over the last three years. In 1996, net income was $21,704,000 or $0.90 per share and executive officers' bonuses were $1,115,000 of which $465,000 was paid in 1996 and the remainder in 1997. In 1997, net income was $30,303,000 or $1.25 per share and executive officers' bonuses were $1,435,000 of which $630,000 was paid in 1997 and the remainder in 1998. In 1998 net income was $29,567,000 or $1.21 per share and executive officers' bonuses were $1,600,000 of which $1,470,000 was paid in 1999. A final component of executive compensation is stock options which are granted from time-to-time to members of the executive group. Stock options are primarily utilized to provide longer range incentives to the executives to insure their long-range commitment to the Bank. Grants of stock options are determined by the Compensation Committee which also acts as the Stock Option Committee under the Company's stock option plans.

                                        SANTA BARBARA BANK & TRUST
                                        COMPENSATION COMMITTEE

Dale E. Hanst, Committee Chairman
Richard M. Davis, Committee Member
Anthony Guntermann, Committee Member
Harry B. Powell, Committee Member






                    BALANCE OF PAGE LEFT BLANK INTENTIONALLY

                                Performance Graph

The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its outstanding common stock, stated as if a $100 initial investment had been made at the beginning of the period, including reinvestment of dividends, utilizing a measurement period beginning on December 31, 1993 through December 31, 1998, measured against (i) the Standard & Poor's 500 Stock Index and (ii) SNL Banks (Western) Index as obtained from SNL Securities LC.



[Graph Omitted]


                                                  Period Ending
                              ----------------------------------------------------------
Index                         12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
----------------------------------------------------------------------------------------
Pacific Capital Bancorp         100.00    118.49    145.14    210.20    362.68    405.53
S&P 500                         100.00    101.32    139.39    171.26    228.42    293.69
SNL Western Bank Index          100.00     99.01    166.03    236.05    347.97    356.54

*Pacific Capital Total Return calculated using dividends and prices supplied in part by the company.


                          READOPTION OF ARTICLE FOURTH
                                       OF
                          THE ARTICLES OF INCORPORATION
                        CONCERNING FAIR PRICE PROTECTION

                                (Proposal No. 2)

GENERAL

         Shareholders are being asked to readopt Article FOURTH of the Articles of Incorporation (the "Fair Price Provision"). Article FOURTH is designed to ensure that shareholders will receive equitable treatment in the event of a business combination or other significant transaction between the Company and a shareholder of the Company (or an affiliate of such shareholder) who holds a 10% or greater stock interest in the Company at the time of the proposed transaction. The most significant aspects of the Fair Price Provision are: (a) the Provision requires that certain mergers, acquisitions and other business combinations be approved by a supermajority shareholder vote or by disinterested directors unless specified minimum price and procedural requirements are satisfied in the transaction; and (b) The Provision may be amended only by a supermajority shareholder vote.

         California law requires the renewal every two years of all provisions in the Articles of Incorporation which contain supermajority vote requirements and provides that a supermajority vote requirement cannot require the affirmative vote of more than 66-2/3% of the outstanding shares. The Board of Directors has unanimously approved and unanimously recommends that the shareholders readopt the Fair Price Provision. All shareholders are encouraged to vote in favor of this proposal to maximize the supermajority vote required by the Fair Price Provision.1

         The Board of Directors expects that the Fair Price Provision will protect the shareholders by making it more difficult to acquire control of the Company in an unsolicited transaction. The Provision is designed to encourage a potential acquiror to present any takeover proposal to the Board of Directors and to negotiate the terms of such proposal with the Board. The Board of Directors believes that this will increase the probability that all shareholders will be treated fairly in any such control transaction.

         The Fair Price Provision may be characterized as an "anti-takeover" proposal as the overall effect of the Provision may be to discourage an attempt to acquire control of the Company. If the Provision is readopted by the shareholders, it will be more difficult for the holders of a large block of the Company's Common Stock to acquire the Company in a merger or other transaction which has not been approved by the Board of Directors. The effect of the Provision may be to deprive shareholders of an opportunity to sell their shares at a premium over the market price as takeover bids frequently involve purchases of stock directly from shareholders at such a premium.

--------
         1 The Proposal states that the supermajority vote will be the percentage of the shareholders who approve the Provision up to a maximum of 66 2/3%. If 58% of the shareholders approve the Provision the required supermajority vote a Business Combination will be 58%.

REASONS FOR THE FAIR PRICE PROVISION

         A principal reason for the Fair Price Provision is to reduce the potential for unsolicited proposals for business combinations involving the Company in which all of the shareholders do not receive consideration of equal value or the shareholders would receive consideration which the Board of Directors considers to be less than the fair value of the Company.

         In recent years, third parties have increasingly acquired substantial stock positions in public corporations, including financial institutions, as a first step in forcing a transaction in which they receive a disproportionate share of the consideration. This could be accomplished by using their stock position (a) to force a two-step merger or other business combination in which certain of the shareholders receive less valuable consideration than other shareholders, (b) to force the corporation to repurchase the third party's stock position at a premium, or (c) to force the restructuring of the corporation or the sale of all or a portion of its assets for less than fair value. Often, such third parties seek representation on the corporation's board of directors in order to increase the likelihood that their proposal will be implemented.

         Unsolicited attempts to acquire control of a corporation and effect such a transaction may deprive the shareholders of an adequate opportunity to evaluate the merits of the proposed transaction. In view of the time pressures generally involved in such acquisition attempts, shareholders may not have the opportunity to fully evaluate the proposed transaction or to consider possible alternative transactions which would provide greater value. Forming a considered judgment with respect to an acquisition proposal requires an assessment of its fairness, an analysis of its tax implications to the shareholders and the corporation, and consideration of the impact of the transaction on the short-term and long-term prospects of the corporation. It is most important for the shareholders to have the opportunity to thoroughly evaluate the proposed transaction and any alternative transactions when the third party would not acquire all of the stock of the corporation in the initial transaction. In a two-step acquisition, the third party would control the corporation as a result of the first step and it would be substantially more difficult for the shareholders to protect themselves in the second step of the acquisition.

         The Fair Price Provision is intended to prevent certain of these potential inequities in two-step business combinations and to encourage any person who seeks to acquire control of the Company to consult with the Board of Directors and to negotiate the terms of the business combination. The Board of Directors believes that any proposed business combination involving the Company should be thoroughly studied by the Board to assure that it is in the best interests of the Company and all of its shareholders and that all of the shareholders are treated fairly.

         The Fair Price Provision presently requires that certain business combinations be approved by 66-2/3% of the shareholders, unless the proposed business combination: (a) was approved by the Board of Directors prior to such party becoming a Ten Percent Stockholder (as that term is defined below); (b) was approved by the Board of Directors at a meeting at which Interested Directors (as that term is defined below) did not vote; (c) was approved by the unanimous vote of the Board of Directors; or (d) complies with certain minimum price and procedural requirements specified in Article FOURTH. If readopted, the supermajority shareholder vote requirement will be the percentage equal to the percentage of shareholders voting in favor of readoption, but not greater than 66-2/3%.

         The Fair Price Provision should not prevent or discourage any business combination in which the acquiring person is prepared to pay the same price to all of the shareholders.

         On the other hand, the Fair Price Provision would discourage business combination in which the acquiring party pays a premium price in the first step and a lesser price in the second step. Some shareholders may prefer the opportunity to receive such a premium price, even if it is for only a portion of their shares, and therefore consider the Fair Price Provision disadvantageous. However, because of the substantial risk associated with the second step of the business combination, the Board of Directors has determined that the Fair Price Provision is in the best interests of the Company and all of its shareholders.

         Readoption of the Fair Price Provision might be deemed to provide a veto power to substantial shareholders with respect to a business combination which does not meet the price and procedural requirements and is not approved by the Board of Directors. The Fair Price Provision requires that such a business combination must be approved by 66-2/3 of the outstanding voting shares, not merely 66-2/3 of the shares voting at any shareholder meeting. If the voting shares represented and voting at the shareholders' meeting is significantly less than all of the outstanding voting shares, the percentage of the voting shares that must approve the business combination will be effectively increased and the ability of a significant minority of the shareholders to block the combination also will be increased. As of the Record Date, the Company's Employee Stock Ownership Plan ("ESOP") owned _____% of the outstanding stock of the Company and was the only shareholder that owned of record more than 5% of the outstanding stock of the Company.

         Shareholders should note that the Fair Price Provision might be deemed to discourage certain corporate transactions which would result in a change of the Company's Management, as the Provision has the effect of enhancing Management's bargaining power in negotiations with an entity attempting to acquire control of the Company. Management might use such bargaining power not only to negotiate a favorable price for an acquisition of the Company, but also to negotiate their retention and more favorable terms for their services.

         The Fair Price Provision is not being proposed in response to any present attempt, known to the Board of Directors, to acquire control of the Company, to obtain representation on the Board of Directors or to take significant corporate action. Rather, the Board of Directors believes that the Fair Price Provision is prudent and in the best interests of the Company and its shareholders and should be readopted for their continued protection.

         Except as described in this Proposal and in Proposal Four in this Proxy Statement, the Board of Directors does not have any current plans to propose amendments to the Company's charter documents or take other action which might be deemed to have an "anti-takeover" effect. Proposal Four discusses the potential "anti-takeover" effect of the authorization of the undesignated Preferred Stock and the Board of Directors' consideration of the adoption of a Shareholders Rights Plan. A Shareholders Rights Plan is an "anti-takeover" device designed to deter an unsolicited tender offer or proposal for acquisition of the Company. Shareholders are encouraged to review the discussion of the effect of the authorization of the Preferred Stock and the adoption of a Shareholders Rights Plan contained in Proposal Four.

         The following description is a summary of the Fair Price Provision, which constitutes Article FOURTH of the Articles of Incorporation. The text of Article FOURTH is included in Exhibit "A" hereto and should be read in its entirety by shareholders.

ANALYSIS OF THE FAIR PRICE PROVISION

     a. Definitions. Set forth below are definitions of certain terms included in the Fair Price Provision.

                  "Acquiring Party" means any Ten Percent Stockholder proposing to engage in a Business Combination with the Company or any of its subsidiaries.

                  "Business Combinations" covered by the Fair Price Provision include the following transactions: (a) any merger or consolidation of the Company with or into (i) any Ten Percent Stockholder or (ii) any other corporation (whether or not itself a Ten Percent Stockholder) which, after such merger of consolidation, would be an Affiliate of a Ten Percent Stockholder; (b) any sale, lease, transfer, mortgage, pledge or other disposition (in one or a series of related transactions), whether or not in partial or complete liquidation, of all of any substantial part of the assets of the Company, or any of its subsidiaries, to or with any Ten Percent Stockholder or any Affiliate of a Ten Percent Stockholder; and (c) the issuance or transfer by the Company, or any of its subsidiaries, of any securities to any Ten Percent Stockholder or any Affiliate of a Ten Percent Stockholder in exchange for cash, securities, or other property (or a combination thereof).

                  "Disinterested Director" means any director who is not an Interested Director.

                  "Interested Director" means any director who is an Affiliate or Associate of the Acquiring Party, or is nominated, elected or appointed by or to represent the Acquiring Party. A director shall be deemed to have been elected by an Acquiring Party if fifty percent (50%) or more of the votes cast for such director are attributable to Voting Shares of which the Acquiring Party is the beneficial owner.

                  "Substantial Part" as used in reference to the assets of the Company, or any of its subsidiaries, means assets having a value equal to or greater than one-third (1/3) of the total consolidated assets of the Company or the subsidiaries as reflected on the Company's most recent balance sheet.

                  "Ten Percent Stockholder" means in general as a person who is the beneficial owner of 10% or more of the outstanding Voting Shares of the Company. A person will be deemed to own beneficially those shares held by such person's "Affiliates" and "Associates." These terms include such person's spouse and other close relatives, as well as business entities in which the person has a significant ownership or controlling interest. To the Company's best knowledge, no current shareholder of the Company is a Ten Percent Stockholder.

                  "Voting Shares" means stock or other securities of the Company entitled to vote in the election of directors.

         b. Approval of Business Combinations. Under the Fair Price Provision, a Business Combination may be effected only if, in addition to any Board and shareholder approval otherwise required by law, it complies with one of the following requirements.

                  (i) Certain Minimum Price and Procedural Requirements. If the Business Combination satisfies certain minimum price and procedural requirements described below, then it must be approved only by a majority of the outstanding Voting Shares.

                  (ii) Board of Directors Approval. The Business Combination was approved either (1) by the Board of Directors prior to the Acquiring Party becoming a Ten Percent Shareholder; (2) by the Board of Directors at a meeting at which Interested Directors did not vote; or (3) unanimously by the Board of Directors.

                  (iii) Supermajority Shareholder Approval. If the proposed Business Combination does not satisfy the conditions of (i) or (ii), above, then the Business Combination must be approved by supermajority shareholder vote. Presently, the Fair Price Provision requires a supermajority vote of 66-2/3% of the Voting Shares. If readopted, the required supermajority vote will be the lesser of the percentage of shareholders voting in favor of readoption or 66-2/3%.

         c. Minimum Price and Procedural Requirements. Under the Fair Price Provision, the Acquiring Person may effect the Business Combination without the approval by the Board of Directors or by the supermajority vote of shareholders described above, if the Acquiring Person has complied with all of the following requirements.

          (i) Minimum Price. The aggregate amount of the cash and the fair market value of other consideration to be received per share by holders of the Common Stock in such proposed Business Combination:

               (1) Is not less than the highest per-share price (including brokerage commissions and/or soliciting dealers' fees) paid by the Acquiring Party in acquiring any of its holdings or Common Stock; and

               (2) Is not less than the earnings per share of the Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for the solicitation of votes on such proposed Business Combination multiplied by the then price/earnings multiple (if any) of the Acquiring Party.

          (ii) Relationship to Market Price. The cash and fair market value of other consideration to be received per share by holders of the Common Stock in the proposed Business Combination bears the same or a greater percentage relationship to the market price of the Common Stock immediately prior to the announcement of the proposed Business Combination, as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which the Acquiring Party paid for any shares of Common Stock acquired by it within eighteen (18) months prior to the proposed Business Combination bears to the market price of the Common Stock immediately prior to the initial acquisition of any Common Stock by the Acquiring Party.

                  (iii) Form of Consideration. The consideration to be received by holders of Common Stock in the proposed Business Combination shall be in the same form and of the same kind as the consideration paid by the Acquiring Party in acquiring the shares of Common Stock already acquired by it.

                  (iv) Corporate Structure. After the Acquiring Party has acquired ownership of ten percent (10%) of the outstanding Voting Shares ("10% Interest") and prior to the consummation of the proposed Business Combination:

                           (1) The  Acquiring  Party  shall have taken  steps to
                  ensure that the Board of Directors includes at all times representation by Disinterested Directors proportionate to the ratio that the Voting Shares which from time to time are owned by persons who are not Ten Percent Stockholders bears to all outstanding Voting Shares (with a Disinterested Director to occupy any resulting fractional board position);

                           (2) There shall have been no reduction in the rate of
                  dividends payable on the Common Stock except as may have been unanimously approved by the Board of Directors;

                           (3) The  Acquiring  Party shall not have acquired any
                  newly issued shares of stock, directly or indirectly, from the Company (except upon conversion of convertible securities acquired by it prior to becoming a Ten Percent Stockholder or as the result of a pro rata stock dividend or stock split); and

                           (4) The  Acquiring  Party shall not have acquired any
                  additional shares of the Company's outstanding Common Stock or securities convertible into or exchangeable for Common Stock except as part of the transaction which resulted in the Acquiring Party acquiring its 10% Interest.

                  (v) No Special Benefits. Prior to the consummation of the proposed Business Combination, the Acquiring Party shall not have received any benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Company or made any major change in the Company's business or equity capital structure without the unanimous approval of the Board of Directors.

                  (vi) Proxy Statement. A proxy statement conforming to the requirements of the Securities Exchange Act of 1934 shall have been mailed to all holders of Voting Shares for the purpose of soliciting stockholder approval of the proposed Business Combination. Such proxy statement shall contain at the front thereof, in a prominent place, any recommendation as to the advisability (or inadvisability) of the Business Combination which any director may have furnished in writing, and an opinion of a reputable investment banking firm selected by the Disinterested Directors as to the fairness (or lack of fairness) of the terms of the proposed Business Combination, from the point of view of the holders of Voting Shares other than any Ten Percent Stockholder.

PROCEDURE FOR AMENDING THE FAIR PRICE PROVISION

         Any amendment, change or repeal of the Fair Price Provision or any other amendment of the Company's Articles of Incorporation which would have the effect of modifying or permitting circumvention of the Fair Price Provision requires approval by a supermajority shareholder vote equal to the supermajority vote required to approve a Business Combination. Presently, the Fair Price Provision requires approval by at least 66-2/3% of the Voting Shares of the Company. If readopted, the supermajority vote required to amend the Provision will be the lesser of the percentage of shareholders voting in favor of readoption, or 66-2/3%.

         Under California law, the Fair Price Provision will be effective only for a period of two years and must be reapproved or readopted by the shareholders. It has been more than two years since the Fair Price Provision was adopted. If the Provision is not readopted, the Provision will not be effective and any Business Combination otherwise subject to the Provision generally would have to be approved only by a majority of the Board of Directors and a majority of the outstanding Voting Shares.

VOTE REQUIRED; BOARD RECOMMENDATION

         A favorable vote by the holders of a majority of the Company's outstanding Common Stock entitled to vote is required to readopt the Fair Price Provision. If shareholders reapprove the Fair Price Provision, Article FOURTH will be effective for a period of two (2) years from the date a Certificate of Amendment is filed with the Secretary of State. The Board of Directors has instructed Management to refile Article FOURTH to be effective as soon as possible. Shareholder approval of this Proposal is deemed to authorize any changes to the text of Article FOURTH as may be required by regulatory agencies.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE FAIR PRICE PROVISION AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                     AMENDMENT OF ARTICLES OF INCORPORATION
                                       TO
                        INCREASE AUTHORIZED COMMON STOCK

                                (Proposal No. 3)


General

         The Company's Articles of Incorporation (the "Articles") currently authorize 40,000,000 shares of Common Stock ("Common Stock"), no par value, and no shares of Preferred Stock (the "Preferred Stock"). On February 26, 1999, the Board of Directors approved an amendment to Article THIRD of the Articles (the "Amendment") to increase the authorized number of shares of Common Stock by 20,000,000 shares, to a total of 60,000,000 shares and to authorize 1,000,000 shares of Preferred Stock. This proposed Amendment relates only to the increase in authorized number of shares of Common Stock. Proposal Four in this Proxy Statement relates to the authorization of the Preferred Stock.

Reasons for the Proposed Amendment

         On April 6, 1999, the record date for voting at the Annual Meeting of Shareholders, an aggregate of _______________ shares of Common Stock were issued and outstanding and reserved for issuance upon exercise of options outstanding under the Company's stock option plans. The number of shares of Common Stock remaining available is not considered adequate for the Company's future possible requirements.

         The Board of Directors believes that it is prudent to increase the number of authorized shares of Common Stock to the proposed level in order to provide a reserve of shares available for issuance in connection with possible future actions. Such actions may include, but are not limited to, stock splits or stock dividends, financings through the issuance of equity securities,
acquisitions  of  property  or  companies  for  stock,   establishing  strategic
relationships with corporate partners, distributions of Common Stock under employee benefit and stock incentive plans and other general corporate purposes. Currently there are no plans to use the additional shares for any of these purposes. If the additional authorized Common Stock is available for issuance, the Company would avoid the delays and expense that would be occasioned by the necessity of obtaining shareholder approval at the time of the action and would be better able to engage in these actions.

Possible Effects of the Amendment

         If the Amendment is approved, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the shareholders, except as provided under California law or under the rules of any securities exchange on which shares of Common Stock are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that current shareholders do not have a right to purchase any new issue of shares of Common Stock in order to maintain their proportionate ownership interests in the Company. The issuance of any additional shares of Common Stock likely would dilute the voting power of the outstanding shares of Common Stock and reduce the portion of the dividends and liquidation proceeds payable to the holders of the outstanding shares of Common Stock.

         It is unlikely that the Board of Directors could use the authorized but unissued shares of Common Stock as an "anti-takeover" device to create impediments to a takeover or transfer of control of the Company. However, it is possible for the Board of Directors to use such additional shares of Common Stock to establish a limited Shareholders Rights Plan, which is an "anti-takeover" device. Also Proposals Two and Four describe the potential "anti-takeover" effect of authorization of the shares of Preferred Stock and the readoption of the "fair price" provision. Shareholders are encouraged to consider both of such proposals in approving the increase in the authorized number of shares of Common Stock.

Required Vote

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock.

                  The Company's Board of Directors unanimously
              recommends a vote "FOR" the Amendment to the Articles
                                of Incorporation.

                     AMENDMENT OF ARTICLES OF INCORPORATION
                                       TO
                            AUTHORIZE PREFERRED STOCK

                                (Proposal No. 4)


General

         The Company's Articles of Incorporation (the "Articles") currently authorize 40,000,000 shares of Common Stock ("Common Stock"), no par value, and no shares of Preferred Stock (the "Preferred Stock"). On February 26, 1999, the Board of Directors unanimously approved an amendment to Article THIRD of the Articles (the "Amendment") to increase the authorized number of shares of Common Stock by 20,000,000 shares, to a total of 60,000,000 shares and to authorize 1,000,000 shares of Preferred Stock. This proposal relates only to the authorization of shares of Preferred Stock. Proposal Three in this Proxy Statement relates to the authorization of the increase in the authorized number of shares of Common Stock.

         The Amendment would authorize 1,000,000 shares of undesignated Preferred Stock and would authorize the Board of Directors, without further shareholder approval, to designate one or more series of Preferred Stock to be issued from time-to-time and to establish the rights, preferences and privileges of each such series of Preferred Stock. Such a series of Preferred Stock could have dividend, voting, liquidation and other rights that are senior to the rights of the Common Stock. In addition, the Board of Directors might use the issuance of shares of Preferred Stock as an "anti-takeover" measure to deter an unsolicited offer or proposal for acquisition of the Company or its stock. The Company is not aware of any pending or potential offer or proposal for acquisition of the Company or its stock. The Company has no present plans to issue any series of Preferred Stock, although the Board of Directors is investigating the adoption of a Shareholders Rights Plan as a defensive measure to an unsolicited tender offer or acquisition proposal. (See the description of the general terms of a Shareholders Rights Plan set forth below.)

Reasons for the Proposed Amendment

         On April 6, 1999, the record date for voting at the Annual Meeting of Shareholders an aggregate of _______________ shares of Common Stock were issued and outstanding and reserved for issuance upon exercise of options outstanding under the Company's stock option plans. The number of shares of Common Stock remaining available is not considered adequate for the Company's future possible requirements.

         The Board of Directors believes that it is prudent to authorize the shares of Preferred Stock in order to provide a reserve of shares available for issuance in connection with possible future actions. Such actions may include, but are not limited to, stock splits or stock dividends, financings through the issuance of equity securities, acquisitions of property or companies for stock, establishing strategic relationships with corporate partners, distributions of stock for general corporate purposes. In addition, the Preferred Stock will enhance the Company's ability to accomplish any of these actions by giving the Board of Directors the authority to vary the rights, preferences and privileges of the security issued by the Company so as to respond to or accomplish particular concerns. Currently there are no plans to use the Preferred Stock for any of any particular purposes. If the Preferred Stock is available for issuance, the Company would avoid the delays and expense that would be occasioned by having to obtain shareholder approval at the time of the action and would be better able to engage in these actions.

Possible Effects of the Amendment

         If the Amendment is approved, the Board of Directors may cause the issuance of shares of Preferred Stock without further vote of the shareholders, except as provided under California law or under the rules of any securities exchange on which shares of Common Stock are then listed. It is unlikely that the Preferred Stock will be listed on any securities exchange. Current holders of Common Stock have no preemptive or similar rights, which means that current shareholders do not have a right to purchase any new issue of shares of Preferred Stock in order to maintain their proportionate ownership interests in the Company. The issuance of any shares of Preferred Stock likely would dilute the voting power of the outstanding shares of Common Stock and reduce the portion of the dividends and liquidation proceeds payable to the holders of the outstanding shares of Common Stock.

         The Board of Directors could use the authorized but unissued shares of Preferred Stock as an "anti-takeover" device to create impediments to a takeover or acquisition of control of the Company or its stock. Accordingly, the authorization of the Preferred Stock may deter a future takeover attempt which holders of the Common Stock may deem to be in their best interests or in which holders of Common Stock may be offered a premium for their shares over the then market price for the Common Stock. While the Amendment may be deemed to have potential anti-takeover effects, the Board of Directors is not aware of any attempt to take-over or acquire the Company or its stock and the Amendment is not prompted by any specific take-over or acquisition effort or threat.

         The authorization of the Preferred Stock could facilitate the Company's adoption of a Shareholders Rights Plan, which would constitute an anti-takeover device. While the Board of Directors has not taken any action to adopt such a Plan, it is investigating the adoption of such a Plan as a reasonable step to protect the Company and its shareholders against the threat of a possible unsolicited tender offer or proposal for the acquisition of the Company or its stock. Any Shareholders Rights Plan that might be adopted by the Board of Directors likely would include the following provisions. On adoption of the Plan, all shareholders would receive, for each share of Common Stock owned by them, one Right to purchase from the Company a fraction (typically one one-thousandth) of a share of Preferred Stock. Each fraction of a share of Preferred Stock issuable upon exercise of a Right would be designed to have a value equal to the value of one share of Common Stock. The exercise price of a Right would be greater than the market price of the Common Stock on the date of the adoption of the Plan. The Rights would not be exercisable until the date on which a person (the "Acquiring Person") acquires ownership of stock exceeding a specified level (typically between 10% and 20%) of the outstanding voting stock of the Company (the "Shares Acquisition Date") or commences a tender offer to acquire such a stock interest. Until the Shares Acquisition Date, each Right would be exercisable for a fraction of a share of Preferred Stock. After the Shares Acquisition Date, each Right would be exercisable for a number of shares of Common Stock of the Company that has a market value equal to twice the exercise price of the Right. In addition, the Plan would provide that if the

Company merged with another company or sold its assets after the Shares Acquisition Date, each Right would be exercisable for a number of shares of Common Stock of the entity that merged with or acquired the assets of the Company that has a market value equal to twice the exercise price of the Right. Generally, any Rights beneficially owned by an Acquiring Person would not be exercisable for stock of either the Company or the acquiring entity. The Company would have the right to redeem the Rights at a nominal price at any time prior to the Shares Acquisition Date or a subsequent date established by the Board of Directors.

         Any Shareholders Rights Plan adopted by the Board of Directors would be an "anti-takeover" measure, as it would have the effect of potentially significantly increasing the cost to the acquiring party of an unsolicited tender offer for or acquisition of the Company or its stock. While such a Plan would have an anti-takeover effect, it would operate, similarly to the "fair-price" provision discussed in Proposal Two in this Proxy Statement, as an incentive for the acquiring party to negotiate an acceptable proposal with the Board of Directors.

         While the Board of Directors is investigating the adoption of a Shareholders Rights Plan, the Board has not decided to adopt such a Plan or the terms of such a Plan.

         If Proposal Two is approved, the Articles will contain a "fair price" provision that may be viewed as having anti-takeover effects. Under this provision the affirmative vote of the holders of up to 66-2/3% of the Company's outstanding voting power is required to approve certain business transactions (such as mergers or sales of assets) involving another person or entity that beneficially owns 10% or more of the voting power of the Company. The Company is submitting the "fair price" provision for reapproval by the shareholders at the Meeting. A more detailed description of the "fair price" provision and its possible anti-takeover effects is set forth under Proposal Two in the Proxy Statement. The approval of the proposed amendment of Article FOURTH to authorize the Preferred Stock will not effect the application of the "fair price" provision.

Required Vote

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment to the Articles of Incorporation to authorize the Preferred Stock.

                  The Company's Board of Directors unanimously
              recommends a vote "FOR" the Amendment to the Articles
                                of Incorporation.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                (Proposal No. 5)

The firm of Arthur Andersen, LLP served as independent certified public accountants for the Company and the Bank with respect to the calendar year 1998, and has been recommended by the Board to be the Company's and the Bank's accountants for calendar year 1999. It is expected that one or more representatives of Arthur Andersen, LLP will be present at the meeting, and will be given the opportunity to make a statement, if desired, and to respond to all appropriate questions.

Audit services performed by Arthur Andersen, LLP for the year ended December 31, 1998 consisted of examination of the financial statements of the Company, the Bank and its employee benefit plans, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Arthur Andersen, LLP performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns, assistance with regulatory compliance, and assistance with the merger with "old" Pacific Capital Bancorp, the total fees for which amounted to approximately 72.4% of the total fees for services paid to Arthur Andersen, LLP for the year ended December 31, 1998. All such services were approved by the Company's Audit Committee, which has determined the firm of Arthur Andersen, LLP to be fully independent of the operations of the Company.

Recommendation of the Board of Directors

The Company's Board of Directors recommends that the shareholders approve Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the calendar year 1999. The affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting will be required to approve this action.


                              CERTAIN TRANSACTIONS

Some of the Directors of the Company and the companies with which they are associated are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of the Company's business and in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management, did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 1998, to all Directors and Executive Officers, together with their associates and members of their immediate family, was approximately $3,381,374, constituting approximately .169% of Company's stockholders' equity. The Company has a very strong policy regarding review of the adequacy and fairness to the Bank of loans to its Directors and officers.

Donald M. Anderson, Chairman of the Board and Director of the Company, is a general partner in Pueblo Associates, from which the Company leases space at 1021 Anacapa Street for its executive headquarters and the housing of administrative functions of the Bank. The lease, covering 28,957 square feet of space, was restated in 1994 for a term of five (5) years with four (4) five (5) year options to renew. The lease payments to Pueblo Associates totaled $512,467 during 1998. In the Company's opinion the lease is comparable to an "arms length" negotiated lease. On February 20, 1999 a fire occurred at 1021 Anacapa

Street which required the Company to vacate the premises. Rent is abated under the terms of the lease. The Company plans to reoccupy the building when it has been restored.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, Directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on review of the copies of such reports furnished to the Company, written representations that no other reports were required during the fiscal year ended December 31, 1998 and other information available to the Company, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were timely filed.

                              SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Company's proxy statement for the Company's 2000 Annual Meeting of Shareholders is November 15, 1999. No such proposals were submitted with respect to the 1999 Annual Meeting.

                                  OTHER MATTERS

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors of the Company on such matters, and discretionary authority to do so is included in the proxy.

                       FINANCIAL STATEMENTS OF THE COMPANY

Shareholders of the Company are advised that they may, upon request made to the Company's Head Office located at P.O. Box 1119, Santa Barbara, California 93102, obtain copies (free of charge) of the Company's Financial Statements or additional copies of the Company's Annual Report for 1998 by requesting them from the Secretary of the Company. Pursuant to regulations of the Securities and Exchange Commission, shareholders of the Company will receive the 1998 Annual Report of the Company together with this proxy statement. If for any reason any shareholder does not receive a copy of the 1998 Annual Report of the Company together with this proxy statement, please advise the Company, and a copy will be provided promptly.

                       NOTICE OF AVAILABILITY OF MATERIAL
THE BANK WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON APRIL 6, 1999 (THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING) A COPY OF THE COMPANY'S 1998 FORM 10-K AND ANNUAL REPORT, WHICH WILL BE FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

     All written requests for this report should be addressed to:

                               Dr. Clare McGivney
                                 Vice President
                           Santa Barbara Bank & Trust
                              Post Office Box 1119
                         Santa Barbara, California 93102


SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

                                                     SANTA BARBARA BANCORP


Dated:  April __, 1999                               By:
                                                          ----------------------
                                                          Donald M. Anderson,
                                                          Chairman of the Board

                                    Exhibit A

                              FAIR PRICE PROVISION


FOURTH:           BUSINESS COMBINATIONS
                  ---------------------

         4.1 Definitions. For purposes of this Section 4, the following terms shall have the meanings set forth below:

                  4.1.1 "Acquiring Party" shall mean any Ten Percent (10%) Stockholder (as defined in Section 4.1.11, below) proposing to engage in a Business Combination with this corporation or a Subsidiary of this Corporation,

                  4.1.2 "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations, or any successor Rule, under the Securities Exchange Act of 1934, as then in effect.

                  4.1.3    "Beneficial Owner" shall mean:

                           A.    A person or any of its Affiliates or Associates
who directly or indirectly beneficially owns Voting Shares; and

                           B.    A person or any of its Affiliates or Associates
who has the right (1) to acquire (whether such right is exercisable immediately or only after the passage of time) Voting Shares pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (2) to vote Voting Shares pursuant to any agreement, arrangement or understanding; and

                           C.    A person or any of its Affiliates or Associates
with which a person described in subparagraphs A or B, above, has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing or any Voting Shares of this Corporation.

                  4.1.4 "Business Combination" shall mean any of the following transactions:

                           A.    Any merger or consolidation of this Corporation
or of any Subsidiary of this Corporation, with or into (1) any Ten Percent (10%) Stockholder or (2) any other corporation (whether or not itself a Ten Percent (10%) Stockholder) which, after such merger of consolidation, would be an Affiliate of a Ten Percent (10%) Stockholder; or

                           B.    Any sale, lease,  transfer, mortgage, pledge or
other disposition (in one or a series of related transactions), whether or not in partial or complete liquidation, of all of any substantial part of the assets of this Corporation or any Subsidiary, to or with any Ten Percent (10%) Stockholder; or

                           C.    The issuance or transfer by this Corporation or
by any Subsidiary or any securities of this Corporation of any Subsidiary to any Ten Percent (10%) Stockholder or the Affiliate of a Ten Percent (10%) Stockholder in exchange for cash, securities, or other property (or a combination thereof).

                  4.1.5 "Common Stock" shall mean the Common Stock of this Corporation or of any Subsidiary of this Corporation involved in a Business Combination.

                  4.1.6 Disinterested Director" shall mean any director other than an Interested Director.

                  4.1.7 "Interested Director" shall mean any director who is an Affiliate or Associate of the Acquiring Party, or is nominated, elected or appointed by or to represent the Acquiring Party; a director shall be deemed to have been elected by an Acquiring Party if fifty percent (50%) or more of the votes cast for such director are attributable to Voting Shares of which the Acquiring Party is held to be the Beneficial Owner.

                  4.1.8 "Person" shall mean any individual, firm, corporation or other entity.

                  4.1.9 "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by this Corporation; provided, however, that for purposes of the definition of a Ten Percent (10%) Stockholder set forth in Section 4.1.11, below, the term "Subsidiary shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by this Corporation.

                  4.1.11 "Ten Percent (10%) Stockholder" shall mean, with respect to any Business Combination, any person (other than this Corporation or any Subsidiary) which, as of the record date for the determination of stockholders entitled to notice and to vote on such Business Combination, or immediately prior to the consummation of any such transaction:

                           A.   Is the Beneficial Owner, directly or indirectly,
of not less than ten percent (10% of the Voting Shares; or

                           B.   Is an Affiliate of  this Corporation  and at any
time within eighteen (18) months prior thereto was the Beneficial Owner, directly or indirectly, of not less than ten percent (10%) of the ten outstanding Voting Shares.

                  4.1.12  "Unratified  Business   Combination"  shall  mean  any
Business Combination other than a Business Combination which either:

                           A.   Was set forth  in a memorandum of  understanding
or other written instrument approved by the Board of Directors prior to the time the Acquiring Party of an Affiliate of the Acquiring Party became a Ten Percent (10%) Stockholder;

                           B.   Was approved by the Board of Directors at a duly
held meeting at which Interested Directors were disqualified from voting; or

                           C.   Was approved by the unanimous vote of the entire
Board of Directors.

                  4.1.13 "Voting Shares" shall mean any of the outstanding shares of the capital stock of this Corporation entitled to vote generally in the election of directors. The outstanding Voting Shares shall include shares deemed to be beneficially owned within the meaning of Section 4.1.3, above, but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

         4.2 Approval by Shareholders. Any Unratified Business Combination involving this Corporation or a Subsidiary of this Corporation shall require the affirmative vote of the holders of at least two-thirds (66.67%) of the outstanding Voting Shares of this Corporation, considered for the purpose of this Article FOURTH as one class, notwithstanding that, under applicable law, some lesser percentage may be specified or no vote may be required,

         4.3 Exceptions to Approval Requirements. The provisions of Section 4.2, above, shall not apply to a proposed Business Combination and any such proposed Business; Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Incorporation, if all of the following conditions shall have been satisfied:

                  4.3.1 The aggregate amount of the cash and the fair market value of other consideration to be received per share by holders of the Common Stock in such proposed Business Combination:

                           A.   is not less  than the  highest  per-share  price
(including brokerage commissions and/or soliciting dealers' fees) paid by the Acquiring Party in acquiring any of its holdings or Common Stock; and

                           B.   Is not less than  the earnings per  share of the
Common Stock for the four full consecutive fiscal quarters immediately preceding the record date for the solicitation of votes on such proposed Business Combination multiplied by the then price/earnings multiple (if any) of the Acquiring Party as customarily computed and reported in the financial community.

                  4.3.2 The cash and fair market value of other consideration to be received per share by holders of the Common Stock in such proposed Business Combination bears the same or a greater percentage relationship to the market price of the Common Stock immediately prior to the announcement of the proposed Business Combination, as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which the Acquiring Party paid for any shares of Common Stock acquired by it within eighteen(18) months prior to the proposed Business Combination bears to the market price of the Common Stock immediately prior to the initial acquisition of any Common Stock by the Acquiring Party.

                  4.3.3 The consideration to be received by holders of Common Stock in the proposed Business Combination shall be in the same form and of the same kind as the consideration paid by the Acquiring Party in acquiring the shares of Common Stock already acquired by it.

                  4.3.4 After the Acquiring Party has acquired ownership of not less than ten percent (10%) of the then outstanding Voting Shares ("10% Interest") and prior to the consummation of the proposed Business Combination:

                           A.   The Acquiring  Party shall  have taken  steps to
ensure that this Corporation's Board of Directors included at all times representation by Disinterested Directors (as defined in Section 4.1.6 above) proportionate to the ratio that the Voting Shares which from time to time are owned by persons who are not Ten Percent (10%) Stockholders bears to all Voting Shares outstanding at such respective times (with a Disinterested Director to occupy any resulting fractional board position);

                           B.   There shall have  been no reduction  in the rate
of dividends payable on the Common Stock except as may have been approved by the unanimous vote of the Board of Directors;

                           C.   The Acquiring Party shall  not have acquired any
newly issued shares of stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to becoming a Ten Percent (10% Stockholder or as the result of a pro rata stock dividend or stock split); and

                           D.   The Acquiring Party shall  not have acquired any
additional shares of this Corporation's outstanding Common Stock or securities convertible into or exchangeable for Common Stock except as a part of the transaction which resulted in the Acquiring Party acquiring its 10% Interest.

                  4.3.5 Prior to the consummation of the proposed Business Combination, the Acquiring Party shall not have received a benefit, directly or indirectly ) except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by this Corporation or made any major change in this Corporation's business or equity capital structure without the unanimous approval of the Board of Directors.

                  4.3.6 A proxy statement conforming to the requirements of the Securities Exchange Act of 1934 shall have been mailed to all holders of Voting Shares for the purpose of soliciting stockholder approval of the proposed Business Combination. Such proxy statement shall contain at the front thereof, in a prominent place, any recommendation as to the advisability (or inadvisability) of the Business Combination which any director may have furnished in writing, and an opinion of a reputable investment banking firm as to the fairness (or lack of fairness of the terms of the proposed Business Combination, from the point of view of the holders of Voting Shares other than any Ten Percent (10%) Stockholder (such investment banking firm to be (a) selected by a majority of the directors present at a duly held meeting of the Board of Directors at which Interested Directors are disqualified from voting on the selection of the investing banking firm, (b) furnished with all information it reasonable requests, and (c) a reasonable fee for its services upon receipt of this Corporation of such opinion).

         4.4 Determination by Board. A majority of the directors present at a duly held meeting of the Board of Directors at which Interested Directors are disqualified from voting shall have the power and duty to determine for the purposes of this Article FOURTH on the basis of information known to them, the following facts:

                  4.4.1 The number of Voting Shares beneficially owned by any person;

                  4.4.2 Whether a person is an Affiliate or Associate of another person; and

                  4.4.3 Whether a person has an agreement, arrangement or understanding with another as to the matters referred to in Paragraph B of section 4.1.3, above.

         4.5 Amendment. The provision of this Article FOURTH may not be altered, amended or repealed except upon the approval of two-thirds (66.67%) of the outstanding Voting Shares of this Corporation.

                                   APPENDIX A

                                   PROXY CARD

                            PACIFIC CAPITAL BANCORP
                            -----------------------

      This Proxy is Solicited on Behalf of the Board of Directors for use
                     at the Annual Meeting on May 18, 1999.

     By signing this proxy, you revoke all prior proxies and appoint Donald M. Anderson, David W. Spainhour and Jay Donald Smith, and each of them, as Proxy Holders, each with the power to act separately and to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of Pacific Capital Bancorp held of record by the undersigned on April 6, 1999, on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                              +Please detach here+


Please mark your vote as indicated in [X] this example.

1.   ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)     to vote for all nominees
                                                  listed below
     INSTRUCTION: To withhold authority to vote for any individual nominee strike through that nominee's name below.
          Nominees:  Donald M. Anderson, Edward E. Birch, Richard M. Davis, Dale
          E. Hanst, D. Vernon Horton,  Roger C. Knopf,  Clayton C. Larson, Kathy
          J. Odell, William H. Pope, Harry B. Powell, David W. Spainhour, William S. Thomas Jr.
2. FAIR PRICE PROVISION. To readopt Article FOURTH of the Company's Articles of Incorporation which require compliance with certain "Fair Price" provisions in the event of certain business combinations.
          [ ] FOR        [ ]  AGAINST        [ ]  ABSTAIN
3. INCREASE AUTHORIZED COMMON STOCK. To amend Article THIRD of the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 60,000,000 shares:
          [ ] FOR        [ ]  AGAINST        [ ]  ABSTAIN
4. AUTHORIZE PREFERRED STOCK. To amend Article THIRD of the Company's Articles of Incorporation to authorize 1,000,000 shares of undesignated Preferred
     Stock:
          [ ] FOR        [ ]  AGAINST        [ ]  ABSTAIN
5. SELECTION OF AUDITORS. To approve the selection of Arthur Andersen, LLP to serve as Independent certified public accountants for the Company for the 1999 calendar year.
          [ ] FOR        [ ]  AGAINST        [ ]  ABSTAIN
6. OTHER BUSINESS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed and returned will be voted in the manner directed hereby by the undersigned stockholder. (If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.) If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendation of the Board of Directors.

Please Mark, Sign, Date and Return this Proxy Card promptly using the Enclosed Envelope.


                    -------------  ---------------------------------------------
                    Date           Signature


                    -------------  ---------------------------------------------
                    Date           Signature

                    Please date this Proxy and sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.